UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ACTELIS NETWORKS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

ACTELIS NETWORKS, INC.

NOTICE OF SPECIAL MEETING

AND

PROXY STATEMENT

Meeting to be held on April 13, 2026, at 10:00 a.m. (Eastern Standard Time)

The Meeting to be held at our offices at 25 Bazel Street, Petach Tikva, Israel 4950138.

ACTELIS NETWORKS, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 13, 2026

A special meeting of stockholders (the “Special Meeting”) of Actelis Networks, Inc. (“Actelis”, the “Company”, “we”, “us”, or “our”) will be held on April 13, 2026, at 10:00 a.m. (Eastern Standard Time), at our offices at 25 Bazel Street, Petach Tikva, Israel 4950138, to consider the following proposals:

1.	To authorize, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock, pursuant to the Company’s ELOC Purchase Agreement (as defined herein) (“Proposal No. 1”);

2.	To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, in the form set forth on Appendix A attached to this Proxy Statement, to effect a reverse stock split (the “Reverse Stock Split”) with respect to our issued and outstanding common stock, par value $0.0001 per share, at a ratio ranging between 1-for-10 and 1-for-25, with the ratio at which the Reverse Stock Split would be effected to be a ratio within the range to be determined at the discretion of our Board of Directors and included in a public announcement by the Company before the effectiveness of the Reverse Stock Split (“Proposal No. 2”);

3.	To approve the adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve Proposals No. 1 and No. 2; and

4.	To transact such other business as may be properly brought before the Special Meeting and any adjournments thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTES AT THE SPECIAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote “FOR” Proposal Nos. 1, 2 and 3. The Company intends to mail the Proxy Statement and Proxy Card enclosed with this notice on or about March 4, 2026 to all stockholders entitled to vote at the Special Meeting. Only stockholders of record at the close of business on February 13, 2026 will be entitled to attend and vote at the meeting. A list of all stockholders entitled to vote at the Special Meeting will be available at the principal office of the Company during usual business hours, for examination by any stockholder for any purpose germane to the Special Meeting for 10 days prior to the date thereof. Stockholders are cordially invited to attend the Special Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed Proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

By Order of the Board of Directors

/s/ Tuvia Barlev
Tuvia Barlev
Chairman of the Board of Directors , 2026

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on April 13, 2026. The Proxy Statement is available at https://web.viewproxy.com/asns/2026SM.

i

Actelis Networks, Inc.
710 Lakeway Drive, Suite 200

Sunnyvale, CA 94805
(510) 545-1045

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

April 13, 2026

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board of Directors”) Actelis Networks, Inc. (“Actelis”, the “Company”, “we”, “us”, or “our”) to be voted at the Special Meeting of stockholders (the “Special Meeting”), which will be held on April 13, 2026, at 10:00 a.m. (Eastern Standard Time), at our offices at 25 Bazel Street, Petach Tikva, Israel 4950138, and at any postponements or adjournments thereof. The proxy materials will be mailed to stockholders on or about March 4, 2026.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Special Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Special Meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

RECORD DATE

Stockholders of record at the close of business on February 13, 2026 (the “Record Date”) will be entitled to receive notice of, attend and vote at the meeting.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING OF STOCKHOLDERS

Why am I receiving these materials?

The Company has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the Special Meeting. These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision.

What is included in these materials?

These materials include:

●	this Proxy Statement for the Special Meeting;

●	the Proxy Card or voting instruction form for the Special Meeting; and

●	the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

What is the Proxy Card?

The Proxy Card enables you to appoint Tuvia Barlev, our Chief Executive Officer, and Yoav Efron, our Chief Financial Officer and Deputy Executive Officer, as your representative at the Special Meeting. By completing and returning a Proxy Card, you are authorizing each of Mr. Barlev and Mr. Efron, to vote your shares at the Special Meeting in accordance with your instructions on the Proxy Card. This way, your shares will be voted whether or not you attend the Special Meeting.

What is the purpose of the Special Meeting?

At our Special Meeting, stockholders will act upon the matters outlined in the Notice of Special Meeting on the cover page of this Proxy Statement, including (i) authorize, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock, pursuant to the Company’s ELOC Purchase Agreement (as defined herein) (the “ELOC Issuance Proposal”); (ii) the approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended, in the form set forth on Appendix A attached to this Proxy Statement, to effect a reverse stock split with respect to our issued and outstanding common stock, par value $0.0001 per share, at a ratio ranging between 1-for-10 and 1-for-25, with the ratio at which the reverse stock split would be effected to be a ratio within the range to be determined at the discretion of our Board of Directors and included in a public announcement by the Company before the effectiveness of the reverse stock split (the “Reverse Split Proposal”); and (iii) the approval of the adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the ELOC Issuance Proposal and/or the Reverse Split Proposal (the “Adjournment Proposal”).

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of one third of the number of shares of common stock issued and outstanding on the Record Date will constitute a quorum permitting the meeting to conduct its business. As of the Record Date, there were 8,759,402 shares of the Company’s common stock issued and outstanding, each share entitled to one vote at the meeting. Thus, the presence of the holders of 2,919,801 shares of common stock will be required to establish a quorum. Abstentions, withhold votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Stockholder of Record

If on the Record Date, your shares were registered directly in your name with our transfer agent, Vstock Transfer, LLC, you are considered a stockholder of record with respect to those shares, and the Notice of Special Meeting and Proxy Statement was sent directly to you by the Company. As the stockholder of record, you have the right to direct the voting of your shares by returning the Proxy Card to us. Whether or not you plan to attend the Special Meeting, please complete, date, sign and return a Proxy Card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name (non-Israeli brokerage firm, bank, broker-dealer, or other nominee holders)

If on the Record Date, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice of Special Meeting and Proxy Statement was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you receive a valid proxy from the organization.

How do I vote?

Your vote is very important to us. Whether or not you plan to attend the Special Meeting, please vote by proxy in accordance with the instructions on your proxy card or voting instruction form (from your broker or other intermediary). There are three convenient ways of submitting your vote:

●	By Telephone or Internet – All record holders can vote by touchtone telephone from the United States using the toll free telephone number on the proxy card, or over the Internet, using the procedures and instructions described on the proxy card. “Street name” holders may vote by telephone or Internet if their bank, broker or other intermediary makes those methods available, in which case the bank, broker or other intermediary will enclose the instructions with the proxy materials. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.

●	In Person – All record holders may vote in person at the Special Meeting. “Street name” holders may vote in person at the Special Meeting if their bank, broker or other intermediary has furnished a legal proxy. If you are a “street name” holder and would like to vote your shares by proxy, you will need to ask your bank, broker or other intermediary to furnish you with an intermediary issued proxy. You will need to bring the intermediary issued proxy with you to the Special Meeting and hand it in with a signed ballot that will be provided to you at the Special Meeting. You will not be able to vote your shares without an intermediary issued proxy. Note that a broker letter that identifies you as a stockholder is not the same as an intermediary issued proxy.

●	By Mail – You may vote by completing, signing, dating and returning your proxy card or voting instruction form in the pre-addressed, postage-paid envelope provided.

The Board of Directors has appointed Tuvia Barlev, our Chief Executive Officer, and Yoav Efron, our Chief Financial Officer and Deputy Chief Executive Officer, to serve as the proxies for the Special Meeting.

If you complete and sign the proxy card but do not provide instructions for one or more of the proposals, then the designated proxies will or will not vote your shares as to those proposals, as described under “What happens if I do not give specific voting instructions?” below. We do not anticipate that any other matters will come before the Special Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” and complete the voting instruction form provided by your broker or other intermediary except with respect to one or more of the proposals, then, depending on the proposal(s), your broker may be unable to vote your shares with respect to those proposal(s). See “What is a broker non-vote?” above.

Even if you currently plan to attend the Special Meeting, we recommend that you vote by telephone or Internet or return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Special Meeting or are unable to attend.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count, for the election of directors, “For,” “Withhold” and broker non-votes and, with respect to the other proposals, votes “For” and “Against,” abstentions and broker non-votes.

What is a broker non-vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your shares as recommended by the Board of Directors. If a stockholder does not give timely customer direction to its broker or nominee with respect to a “non-routine” matter, the shares represented thereby (“broker non-votes”) cannot be voted by the broker or nominee, but will be counted in determining whether there is a quorum. Of the proposals described in this Proxy Statement, Proposal Nos. 1 and 3 are considered “non-routine” matters. Proposal No. 2 is considered a “routine” matter.

What is an abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Special Meeting.

What happens if I do not give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, but cannot vote on non-routine matters.

What is the required vote for each proposal?

The ELOC Issuance Proposal (Proposal No. 1): The ELOC Issuance Proposal requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on the subject matter. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

The Reverse Split Proposal (Proposal No. 2): The affirmative vote of a majority of the votes cast on the matter is required for the approval of the Reverse Split Proposal. Abstentions will have the same legal effect as a negative vote. A broker non-vote will have no effect. Broker non-votes are not expected because the Reverse Split Proposal is expected to be considered a “routine” matter.

The Adjournment Proposal (Proposal No. 3): The Adjournment Proposal requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on the subject matter. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

What are the Board of Director’s recommendations?

The Board of Directors recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board of Directors recommends a vote:

●	“FOR” the approval of Proposal No. 1;

●	“FOR” the approval of Proposal No. 2; and

●	“FOR” the approval of Proposal No. 3.

With respect to any other matter that properly comes before the meeting, the proxy holder will vote as recommended by the Board of Directors or, if no recommendation is given, in his own discretion.

Dissenters’ Right of Appraisal

Holders of shares of our common stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

How are proxy materials delivered to households?

With respect to eligible stockholders who share a single address, we may send only one Notice or other Special Meeting materials to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate notice or proxy statement in the future, he or she may contact Actelis Networks, Inc., 710 Lakeway Drive, Suite 200, Sunnyvale, CA 94805, Attention: Corporate Secretary or by calling us at +1 (510) 545-1045. Eligible stockholders of record receiving multiple copies of our Notice or other Special Meeting materials can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other intermediary can request householding by contacting the intermediary.

We hereby undertake to deliver promptly, upon written or oral request, a copy of Notice or other Special Meeting materials to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the Corporate Secretary at the address or phone number set forth above.

A copy of our bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

ACTIONS TO BE TAKEN AT THE MEETING

PROPOSAL NO. 1

APPROVAL OF ELOC ISSUANCE PROPOSAL.

Background

On September 27, 2025, we entered into a common stock purchase agreement (the “Common Stock Purchase Agreement”), with an effective date of October 1, 2025 with White Lion Capital, LLC, a Nevada limited liability company (“White Lion”). Pursuant to the Common Stock Purchase Agreement, the Company has the right, but not the obligation to require White Lion to purchase, from time to time, up to $30,000,000 in aggregate gross purchase price (the “Commitment Amount”) of newly issued shares of the Company’s Common Stock, subject to certain limitations and conditions set forth in the Common Stock Purchase Agreement.

The maximum number of shares issuable under the Common Stock Purchase Agreement is subject to the Exchange Cap.

The Company has agreed to call a special meeting of its shareholders (the “Special Meeting”) to obtain shareholder approval for the issuance of Common Stock under the Common Stock beyond the Exchange Cap (“Shareholder Approval”) within 120 days of October 1, 2025. If the Company fails to call the Special Meeting within this timeframe, it shall pay liquidated damages to White Lion, as more fully described in the Common Stock Purchase Agreement. In the event Shareholder Approval is not obtained at the Special Meeting, the Company is obligated to call an additional Special Meeting every ninety (90) days thereafter, for a total period of 360 days, until Shareholder Approval is obtained.

As consideration for White Lion’s irrevocable commitment to purchase the Company’s Common Stock up to the Commitment Amount, the Company agreed to issue 284,091 shares of Common Stock to White Lion (the “Commitment Shares”) calculated by dividing by the lowest traded price of the Company’s common stock during the 30 business days prior to the issuance of the Commitment Shares.

Subject to the satisfaction of certain customary conditions including, without limitation, the effectiveness of a registration statement registering the shares issuable pursuant to the Common Stock Purchase Agreement, the Company’s right to sell shares to White Lion will commence on October 1, 2025 and extend until October 1, 2028, unless the Company has exercised its right in full to sell shares to White Lion under the Common Stock Purchase Agreement prior to such date (the period beginning on the effective date and ending on the earlier of such dates, the “Commitment Period”). During such term, subject to the terms and conditions of the Common Stock Purchase Agreement, the Company shall notify (such notice, a “Purchase Notice”) White Lion when the Company exercises its right to sell shares (the effective date of such notice, a “Notice Date”). The Purchase Notice may be a Regular Purchase Notice or a Rapid Purchase Notice, each as described below.

The number of shares sold pursuant to any such notice may not exceed 40% of the Average Daily Trading Volume for the common stock traded on The Nasdaq Capital Market (“Nasdaq”) immediately preceding receipt of the applicable Purchase Notice, and can be increased at any time at the sole discretion of White Lion, up to 9.99% of the outstanding shares of the Company.

Under a Regular Purchase Notice, the purchase price to be paid by White Lion for any such shares will equal 97.5% multiplied by the lower of the (i) lowest daily VWAP of the Common Stock during the Regular Purchase Valuation Period (as such term is defined in the Common Stock Purchase Agreement) or (ii) the closing price of the Common Stock one business day prior to the delivery of the Regular Purchase Notice.

Under a Rapid Purchase Notice, the purchase price to be paid by White Lion for any such shares will equal (i) the lowest traded price of the Common Stock on the Rapid Purchase Notice Date with respect to Rapid Purchase Price Option 1; or (ii) 99% multiplied by the lowest traded price of the Common Stock two hours following written confirmation of the acceptance of the Rapid Purchase Notice by White Lion with respect to Rapid Purchase Price Option 2.

The Company may terminate the Common Stock Purchase Agreement at any time, which shall be effected by written notice being sent by the Company to White Lion. In addition, the Common Stock Purchase Agreement shall automatically terminate on the earlier of (i) the end of the Commitment Period or (ii) the date that, pursuant to or within the meaning of any bankruptcy law, the Company commences a voluntary case or any person commences a proceeding against the Company, a custodian is appointed for the Company or for all or substantially all of its property or the Company makes a general assignment for the benefit of its creditors. Certain provisions of the Common Stock Purchase Agreement survive termination, as described more fully in the text of the agreement.

Nasdaq

Because our common stock is traded on the Nasdaq Capital Market, we are subject to the Nasdaq Listing Rules, including Rule 5635(d).

Pursuant to Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the “Minimum Price” as defined in the Nasdaq Listing Rules. The Company may not issue or sell to White Lion under the Purchase Agreement more than 19.99% of the shares of the common stock outstanding immediately prior to the execution of the Purchase Agreement unless (i) stockholder approval is obtained or (ii) the issuances and sales of common stock pursuant to the Purchase Agreement are not deemed to be less than the Minimum Price.

Additional Information

This summary is intended to provide you with basic information concerning the ELOC Purchase Agreement and the transaction with White Lion. The full text of the ELOC Purchase Agreement was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on October 2, 2025 (the “October 2 Form 8-K”). The October 2 Form 8-K and the documents filed as exhibits thereto are incorporated herein by reference.

Effect on Current Stockholders if the ELOC Issuance Proposal is Approved

Each additional share of our common stock that would be issuable to White Lion, would have the same rights and privileges as each share of our currently outstanding common stock. The issuance of shares of our common stock to White Lion pursuant to the terms of the ELOC Purchase Agreement will not affect the rights of the holders of our outstanding common stock, but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders, and may result in a decline in our stock price or greater price volatility. Further, any sales in the public market of our shares of common stock issuable to White Lion could adversely affect prevailing market prices of our shares of common stock.

Effect on Current Stockholders if the ELOC Issuance Proposal is Not Approved

The Company is not seeking the approval of its stockholders to authorize its entry into the ELOC Purchase Agreement or any related documents, as the Company has already done so and such documents already are binding obligations of the Company. The failure of the Company’s stockholders to approve this Proposal No. 1 will not negate the existing terms of the documents, which will remain binding obligations of the Company.

If the stockholders do not approve this Proposal No. 1, the Company will be limited in its ability to issue Purchase Notice Shares pursuant to the Purchase Agreement. The Board and the management of the Company believe that the potential to use the ELOC Purchase Agreement would provide the Company flexibility in how it implements its business plans and ultimately generates value for its stockholders.

Vote Required and Board of Directors’ Recommendation

The ELOC Issuance Proposal requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on the subject matter. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELOC ISSUANCE PROPOSAL.

PROPOSAL NO. 2

REVERSE STOCK SPLIT

Overview

Our Board of Directors deems it advisable and in the best interest of the Company that the Board of Directors be granted the discretionary authority to amend the Company’s Amended and Restated Certificate of Incorporation, as Amended (the “Restated Certificate”) to effect the a reverse stock split (the “Reverse Stock Split”) of the Company’s issued and outstanding common stock as described below.

The form of reverse stock split amendment (the “Amendment”) to be filed with the Delaware Secretary of State is set forth in Appendix A.

Approval of the proposal would permit (but not require) our Board of Directors to effect one or more reverse stock splits of our issued and outstanding common stock by a ratio of not less than 1-for-10 and not more than 1-for-25 (the “Range”), with the exact ratio to be set at a number within this range as determined by our Board of Directors in its sole discretion, any time prior to the close of business on April 13, 2027. We believe that enabling our Board of Directors to set the ratio within the stated Range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. In determining a ratio, if any, our Board of Directors may consider, among other things, factors such as:

●	the initial or continuing listing requirements of various stock exchanges, including the Nasdaq Capital Market;

●	the historical trading price and trading volume of our common stock;

●	the number of shares of our common stock outstanding;

●	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;

●	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

●	prevailing general market and economic conditions.

Our Board of Directors reserves the right to elect to abandon the Reverse Stock Split, including any proposed reverse stock split ratio, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

Depending on the ratio for the Reverse Stock Split determined by our Board of Directors, no less than 10 and no more than 25 shares of existing common stock, as determined by our Board of Directors, will be combined into one share of common stock. Any holder of fractional shares that would otherwise be issuable as a result of the Reverse Stock Split will, in lieu of a fractional share, receive one whole share of Common Stock. The amendment to our Restated Certificate to effect a Reverse Stock Split, if any, will include only the reverse split ratio determined by our Board of Directors to be in the best interests of our stockholders and all of the other proposed amendments at different ratios will be abandoned.

Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

Our primary reasons for approving and recommending the Reverse Stock Split are to increase the per share price and bid price of our common stock to regain compliance with the continued listing requirements of Nasdaq and make the common stock more attractive to certain institutional investors, which would provide for a stronger investor base.

On February 4, 2026, the Company received a written notice from Nasdaq that the Company’s common stock has fallen below $1.00 per share for 30 consecutive trading days and, therefore, the Company was no longer in compliance with the $1.00 Minimum Bid Price requirement set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on The Nasdaq Capital Market. Pursuant to Listing Rule 5810(c)(3)(A)(iv), the Company is not eligible for any compliance period specified in Rule 5810(c)(3)(A) due to the fact that the Company has effected a reverse stock split over the prior one-year period on November 18, 2025.

As a result, the Nasdaq Staff determined to delist the Company’s Common Stock from The Nasdaq Capital Market (the “Delisting Determination”). On February 11, 2026, the Company timely requested a hearing before a Nasdaq Hearings Panel (the “Panel”) to appeal the Delisting Determination. The hearing request automatically stays any suspension or delisting action pending the hearing and the expiration of any compliance period granted by the Panel following the hearing.

We believe that the Reverse Stock Split is our best option to meet the criteria to satisfy the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. Reducing the number of outstanding shares of common stock should, absent other factors, generally increase the per share market price of the common stock. Although the intent of the Reverse Stock Split is to increase the price of the common stock, there can be no assurance, however, that even if the Reverse Stock Split is effected, that the bid price of our common stock will be sufficient for us to maintain compliance with Nasdaq’s minimum bid price requirement in the event that our common stock does not, in the future, comply with the minimum bid price requirement.

In addition, we believe the Reverse Stock Split will make our common stock more attractive to a broader range of investors, as we believe that the current market price of our common stock may prevent certain institutional investors, professional investors and other members of the investing public from purchasing stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. We believe that the Reverse Stock Split will make our common stock a more attractive and cost-effective investment for many investors, which in turn would enhance the liquidity of the holders of common stock.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split, that as a result of the Reverse Stock Split we will be able to meet or maintain a bid price over the minimum bid price requirement of Nasdaq or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split will become effective upon the filing or such later time as specified in the filing (the “Effective Time”) of the Amendment with the Delaware Secretary of State. The exact timing of the filing of the Amendment and the ratio of the Reverse Stock Split (within the approved Range) will be determined by our Board of Directors based on its evaluation as to when such action and at what ratio will be the most advantageous to the Company and our stockholders. In addition, our Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the Reverse Stock Split Amendment, our Board of Directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Split determined by our Board of Directors, a minimum of 10 and a maximum of 25 shares in aggregate of existing common stock will be combined into one new share of common stock. Based on 8,759,402 shares of common stock issued and outstanding as of the Record Date, immediately following the reverse split the Company would have approximately 875,941 shares of common stock issued and outstanding if the ratio for the reverse split is 1-for-10, approximately 583,961 shares of common stock issued and outstanding if the ratio for the reverse split is 1-for-15, approximately 437,971 shares of common stock issued and outstanding if the ratio for the reverse split is 1-for-20, and approximately 350,377 shares of common stock issued and outstanding if the ratio for the reverse split is 1-for-25, which is the maximum aggregate ratio allowed under this proposal. Any other ratios selected within such range would result in a number of shares of common stock issued and outstanding following the transaction between 875,941 and 350,377 shares. The foregoing does not give effect to (i) 3,917 shares of common stock issuable upon exercise of outstanding stock options as of the Record Date; and (ii) 9,880,209 shares of common stock issuable upon exercise of outstanding warrants as of the Record Date.

The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the Reverse Stock Split ratio and the number of Reverse Stock Splits, if any, that are ultimately determined by our Board of Directors.

The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company (subject to the treatment of fractional shares). In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our common stock, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below. After the Effective Time, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act and our common stock will continue to be quoted on the Nasdaq Capital Market under the symbol “ASNS”. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” as described by Rule 13e-3 under the Exchange Act.

After the Effective Time of the Reverse Stock Split, the post-split market price of our common stock may be less than the pre-split price multiplied by the Reverse Stock Split ratio. In addition, a reduction in number of shares outstanding may impair the liquidity for our common stock, which may reduce the value of our common stock.

Authorized Shares of Common Stock

The Reverse Stock Split will not change the number of authorized shares of the Company’s common stock under our Restated Certificate. Because the number of issued and outstanding shares of common stock will decrease, the number of shares of common stock remaining available for issuance will increase. Currently, under our Restated Certificate, our authorized capital stock consists of 30,000,000 shares of common stock.

Subject to limitations imposed by Nasdaq, the additional shares available for issuance may be issued without stockholder approval at any time, in the sole discretion of our Board of Directors. The authorized and unissued shares may be issued for cash, for acquisitions or for any other purpose that is deemed in the best interests of the Company.

By increasing the number of authorized but unissued shares of common stock, the Reverse Stock Split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized but unissued shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company or its stockholders. The Reverse Stock Split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts the Reverse Stock Split may limit the opportunity for the Company’s stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Stock Split may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business. However, the Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not approved the Reverse Stock Split with the intent that it be utilized as a type of anti-takeover device.

Beneficial Holders of Common Stock (i.e. stockholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e. stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split common stock, subject to adjustment for treatment of fractional shares.

Stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split common stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of common stock that they are entitled as a result of the Reverse Stock Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split common stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

The Company expects that our transfer agent will act as an exchange agent for purposes of implementing the exchange of stock certificates. No service charges will be payable by holders of shares of common stock in connection with the exchange of certificates. All of such expenses will be borne by the Company.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Effect of the Reverse Stock Split on Employee and Consultant Plans, Options, Warrants, and Convertible or Exchangeable Securities

Based upon the Reverse Stock Split ratio determined by the Board of Directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split determined by the Board of Directors, subject to our treatment of fractional shares.

Accounting Matters

The Reverse Stock Split will not affect the par value per share of our common stock. As a result, as of the Effective Time of the Reverse Stock Split, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the Reverse Stock Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding. Our stockholders’ equity, in the aggregate, will remain unchanged. Any common stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a summary of the material U.S. federal income tax consequences of the proposed Reverse Stock Split to us and to U.S. Holders (as defined below) that hold shares of our common stock as capital assets for U.S. federal income tax purposes. This discussion is based upon current provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), existing and proposed Treasury Regulations promulgated thereunder, current judicial decisions and administrative rulings, as of the date hereof, all of which are subject to change or to differing interpretation, possibly with retroactive effect. Any such change may cause the U.S. federal income tax consequences of the proposed Reverse Stock Split to vary substantially from the consequences summarized below. We have not sought and will not seek any rulings from the Internal Revenue Service (the “IRS”) regarding the matters discussed below and there can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the proposed Reverse Stock Split.

This summary does not address all aspects of U.S. federal income taxation that may be relevant to U.S. Holders (as defined below) in light of their particular circumstances or to stockholders who may be subject to special tax treatment under the Code, including, without limitation, dealers in securities, commodities or foreign currency, holders who are treated as non-U.S. persons for U.S. federal income tax purposes, certain former citizens or long-term residents of the United States, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, holders who are S Corporations or other pass through entities, real estate investment trusts, retirement plans, holders whose functional currency is not the U.S. dollar, accrual method taxpayers subject to special tax accounting rules as a result of their use of financial statements, traders that mark-to-market their securities or persons who hold their shares of our common stock as part of a hedge, straddle, conversion or other risk reduction transaction. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to them.

This summary does not address any tax consequences other than certain U.S. federal income tax consequences of the Reverse Stock Split. The state and local tax consequences, alternative minimum tax consequences, non-U.S. tax consequences and U.S. estate and gift tax consequences of the proposed Reverse Stock Split are not discussed herein and may vary as to each U.S. Holder (as defined below). Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the proposed Reverse Stock Split, whether or not they are in connection with the proposed Reverse Stock Split. This discussion should not be considered as tax or investment advice, and the tax consequences of the Reverse Stock Split may not be the same for all stockholders. U.S. Holders (as defined below) should consult their own tax advisors to understand their individual federal, state, local and foreign tax consequences.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or any other entity or arrangement taxable as a corporation) created or organized under the laws of the United States or any subdivision thereof; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

THIS SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. EACH STOCKHOLDER IS URGED TO CONSULT WITH SUCH STOCKHOLDER’S OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT.

Certain Federal Income Tax Consequences

Each stockholder is advised to consult their own tax advisor as the following discussion may be limited, modified or not apply based on your own particular situation.

The following is a summary of important tax considerations of the Reverse Stock Split. It addresses only stockholders who hold the pre-Reverse Stock Split shares and post-Reverse Stock Split shares as capital assets. It does not purport to be complete and does not address stockholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, mutual funds, foreign stockholders, stockholders who hold the pre-Reverse Stock Split shares as part of a straddle, hedge, or conversion transaction, stockholders who hold the pre-Reverse Stock Split shares as qualified small business stock within the meaning of Section 1202 of the Internal Revenue Code of 1986, as amended (the “Code”), stockholders who are subject to the alternative minimum tax provisions of the Code, and stockholders who acquired their pre-Reverse Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign, and other laws. Furthermore, the Company has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the Reverse Stock Split.

The Reverse Stock Split is intended to constitute a reorganization within the meaning of Section 368 of the Code. Assuming the Reverse Stock Split qualifies as reorganization, a stockholder generally will not recognize gain or loss on the Reverse Stock Split. The aggregate tax basis of the post-Reverse Stock Split shares received will be equal to the aggregate tax basis of the pre-Reverse Stock Split shares exchanged (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-Reverse Stock Split shares received will include the holding period of the pre-Reverse Stock Split shares exchanged.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

To ensure compliance with Treasury Department Circular 230, each holder of Common Stock is hereby notified that: (a) any discussion of U.S. federal tax issues in this information statement is not intended or written to be used, and cannot be used, by such holder for the purpose of avoiding penalties that may be imposed on such holder under the Code; (b) any such discussion has been included by the Company in furtherance of the Reverse Stock Split on the terms described herein and (c) each such holder should seek advice based on its particular circumstances from an independent tax advisor.

No Appraisal Rights

Under Delaware law and our charter documents, holders of our common stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split.

Vote Required

The affirmative vote of a majority of the votes cast on the matter is required for the approval of Proposal No. 2. Any abstention from voting or broker non-vote with respect to such matter will not count as a vote for or against the amendment and will not affect the outcome of the proposal.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR the REVERSE SPLIT PROPOSAL.

PROPOSAL NO. 3

APPROVAL OF THE ADJOURNMENT

The Company is asking stockholders to approve, if necessary, adjournment of the Special Meeting to solicit additional proxies in favor of Proposal No. 1 and/r Proposal No. 2. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

Vote Required

The Adjournment Proposal requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on the subject matter. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR the ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of shares of our common stock as of the Record Date by (i) each person known to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all of our directors and executive officers as a group. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable.

Name of Beneficial Owner(1)	Shares of Common Stock Beneficially Owned		Percentage(2)
Directors and Executive Officers
Tuvia Barlev	17,877	(3)	*
Yoav Efron	1,570	(4)	*
Eyal Aharon	477	(5)	*
Michal Winkler-Solomon	718	(6)	*
Hemi Kabir	455	(7)	*
Elad Domanovitz	713	(8)	*
Yaron Altit	480	(9)	*
Mark DeVol
Gideon Marks	-		-
Julie Kunstler	-		-
Niel Ransom	-		-
All executive officers and directors as a group (11 persons)	22,290		*

5% or Greater Shareholders
L1 Capital Global Opportunities Master Fund, Ltd.(10)	500,000	(11)	5.71%
S.H.N Financial Investments Ltd. (12)	867,181	(13)	9.99%
Intracoastal Capital LLC(14)	867,181	(15)	9.99%

*	Less than 1%

(1)	Unless otherwise noted, the business address of the following entities or individuals is 710 Lakeway Drive, Suite 200, Sunnyvale, CA 94805.
(2)	The calculation in this column is based upon 8,760,471 shares of common stock outstanding on the Record Date. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the subject securities. Shares of common stock that are currently exercisable or exercisable within 60 days of the Record Date are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage beneficial ownership of such person, but are not treated as outstanding for the purpose of computing the percentage beneficial ownership of any other person.
(3)	Consists of (i) 16,154 shares of common stock held by Mr. Barlev and (ii) 833 shares of common stock issuable upon the vesting of RSUs issued to Mr. Barlev, and 897 shares of common stock purchased under a 10-b5 plan.
(4)	Consists of (i) 282 shares of common stock held by Mr. Efron and (ii) 1,287 shares of common stock issuable upon the exercise of options, which are currently exercisable.
(5)	Includes (i) 157 shares of common stock held by Mr. Aharon and (ii) 320 shares of common stock issuable upon the exercise of options, which are currently exercisable.
(6)	Includes (i) 82 shares of common stock held by Mr. Winkler-Solomon and (ii) 636 shares of common stock issuable upon the exercise of options, which are currently exercisable.
(7)	Includes (i) 197 shares of common stock held by Mr. Kabir and (ii) 259 shares of common stock issuable upon the exercise of options, which are currently exercisable.
(8)	Includes (i) 140 shares of common stock held by Mr. Domanovitz and (ii) 573 shares of common stock issuable upon the exercise of options, which are currently exercisable.
(9)	Includes (i) 187 shares of common stock held by Mr. Altit and (ii) 293 shares of common stock issuable upon the exercise of options, which are currently exercisable.

(10)	David Feldman and Joel Arber are the Directors of L1 Capital Global Opportunities Master Fund, Ltd. (“L1”). As such, L1, Mr. Feldman, and Mr. Arber may be deemed to beneficially own (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) the issuer’s securities described herein. To the extent Mr. Feldman and Mr. Arber are deemed to beneficially own such securities, Mr. Feldman and Mr. Arber disclaim beneficial ownership of these securities except to the extent of its pecuniary interest therein, and the inclusion of these shares in this report shall not be deemed an admission of beneficial ownership of all of the reported shares for purposes of Section 13 and the rules thereunder.
(11)	Includes 500,000 shares of common stock held by L1. The amounts do not include 500,000 Warrants to purchase shares of Common Stock, which is subject to a 4.99% beneficial ownership limitation.
(12)	Nir Shamir is the Chief Executive Officer of S.H.N Financial Investments Ltd. As such, Mr. Shamir may be deemed to beneficially own (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) the securities described herein. To the extent Mr. Shamir is deemed to beneficially own such securities, Mr. Shamir disclaims beneficial ownership of these securities for all other purposes.
(13)	Includes 600,000 shares of common stock, 212,500 pre-funded warrants to purchase shares of common stock and 54,681 warrants to purchase shares of common stock. The amounts do not include and 757,819 warrants to purchase shares of common stock, each of which are subject to a 9.99% beneficial ownership limitation.
(14)	Based on the statement on Schedule 13G/A filed with the SEC on February 13, 2026 each of Intracoastal Capital LLC, a Delaware limited liability company (“Intracoastal”), Mitchell P. Kopin, and Daniel B. Asher have shared voting and dispositive power over the securities. The address of Intracoastal Capital LLC and Mr. Kopin is 245 Palm Trail, Delray Beach, Florida 33483, and the address of Mr. Asher is 111 W. Jackson Boulevard, Suite 200, Chicago, Illinois 60604.
(15)	Consists of (i) 401,677 shares of Common Stock held by Intracoastal, (ii) 235,000 shares of Common Stock issuable upon exercise of a warrant held by Intracoastal (“Intracoastal Warrant 1”), (iii) 81,301 shares of Common Stock issuable upon exercise of a second warrant held by Intracoastal (“Intracoastal Warrant 2”) and (iv) 149,203 shares of Common Stock issuable upon exercise of a third warrant held by Intracoastal (“Intracoastal Warrant 3”). The foregoing excludes (I) 13,399 shares of Common Stock issuable upon exercise of Intracoastal Warrant 3 because Intracoastal Warrant 3 contains a blocker provision under which the holder thereof does not have the right to exercise Intracoastal Warrant 3 to the extent (but only to the extent) that such exercise would result in beneficial ownership by the holder thereof, together with the holder’s affiliates, and any other persons acting as a group together with the holder or any of the holder’s affiliates, of more than 9.99% of the Common Stock and (II) 875,000 shares of Common Stock issuable upon exercise of a fourth warrant held by Intracoastal (“Intracoastal Warrant 4”) because Intracoastal Warrant 4 contains a blocker provision under which the holder thereof does not have the right to exercise Intracoastal Warrant 4 to the extent (but only to the extent) that such exercise would result in beneficial ownership by the holder thereof, together with the holder’s affiliates, and any other persons acting as a group together with the holder or any of the holder’s affiliates, of more than 4.99% of the Common Stock. Without such blocker provisions, each of the Reporting Persons may have been deemed to have beneficial ownership of 1,755,580 shares of Common Stock.

OTHER MATTERS

We have no knowledge of any other matters that may come before the Special Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Special Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Special Meeting, at your request, we will cancel your previously submitted proxy.

NAME & ADDRESS HERE BARCODE HERE PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ACTELIS NETWORKS, INC. SPECIAL MEETING OF STOCKHOLDERS APRIL 13, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ACTELIS NETWORKS, INC. The undersigned hereby constitutes and appoints Yoav Efron and Tuvia Barlev, and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the 2026 Special Meeting of Stockholders (the “Special Meeting”) of Actelis Networks, Inc. (the “Company”) to be held at Actelis Networks Israel Ltd. Offices, 25 Bazel St., Petach Tikva, Israel 4951038 and at any adjournments thereof and to vote with respect to the proposals set forth on the reverse side all shares of common stock of the Company that the undersigned is entitled to vote at the Special Meeting. You are encouraged to specify your choice by marking the appropriate box, SEE REVERSE SIDE. Shares represented by this proxy will be voted as directed by the stockholder. IF NO SUCH DIRECTIONS ARE INDICATED, THE PROXIES WILL HAVE AUTHORITY TO VOTE “FOR” PROPOSALS 1, 2, AND 3 IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. The proxies cannot vote your shares unless you sign and return this card. I plan on attending the meeting. տ In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special NAME & ADDRESS HERE CONTROL NUMBER Address Change: (If you noted any Address Changes above, please mark box.) տ Meeting and any adjournments or postponements thereof. Signature Date Title Signature (Joint Owners) NOTE: Please sign exactly as your name appears on your stock certificate. If the stock is held by joint tenants or as community property, both should sign. Executors, administrators, trustees, guardians, attorneys, and corporate officers should give their full titles. PROXY VOTING INSTRUCTIONS Please have your 11 - digit control number ready when voting by Internet or Telephone. Vote Your Proxy on the Internet: Go to https://AALvote.com/ASNS Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote Your Proxy by Phone: Call 1 - 866 - 804 - 9616 Use any touch - tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it and return it in the postage - paid envelope provided. CONTROL NUMBER As a stockholder of Actelis Networks, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m. EST on April 12, 2026.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted “FOR” Proposals 1, 2, and 3. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on April 13, 2026: The Proxy Statement is available at: https://web.viewproxy.com/asns/2026SM Your Board of Directors recommends a vote “FOR” Proposals 1, 2, and 3. Please mark your votes like this 1. To authorize, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock, pursuant to the Company's ELOC Purchase Agreement. FOR տ AGAINST տ ABSTAIN տ 2. To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split (the “Reverse Stock Split”) with respect to our issued and outstanding common stock, par value $0.0001 per share, at a ratio ranging between 1 - for - 10 to 1 - for - 25, with the ratio at which the Reverse Stock Split would be effected to be a ratio within the range to be determined at the discretion of our Board of Directors and included in a public announcement by the Company before the effectiveness of the Reverse Stock Split. FOR տ AGAINST տ ABSTAIN տ 3. To approve the adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve Proposals No. 1 and No. 2. FOR տ AGAINST տ ABSTAIN տ

THIRD CERTIFICATE OF AMENDMENT
TO THE
TWENTY FOURTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ACTELIS NETWORKS, INC.

a Delaware corporation

Pursuant to Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”), Actelis Networks, Inc., a corporation organized and existing under the DGCL (the “Corporation”), hereby certifies as follows:

A. On [●], 2026 the Board of Directors of the Corporation duly adopted a resolution proposing and declaring advisable the following second amendment (the “Third Amendment”) to the Corporation’s Twenty Fourth Amended and Restated Certificate of Incorporation (the “Certificate”).

B. Article IV Section 3 of the Certificate is hereby amended by adding the following paragraph at the end thereof:

“As of [●] [a.m./p.m.] Eastern Standard Time on [●], 2026 (the “Third Reverse Split Date”), each [●]shares of Common Stock issued and outstanding immediately prior to the Third Reverse Split Date (referred to in this paragraph as the “Old Common Stock”) automatically and without any action on the part of the Corporation or any holder thereof will be reclassified and changed into one share of new Common Stock, par value $0.0001 per share (referred to in this paragraph as the “New Common Stock”), subject to the treatment of fractional share interests as described below and the number of authorized shares of the Corporation’s common stock under our Certificate. Each holder of a certificate or certificates that immediately prior to the Third Reverse Split Date represented outstanding shares of Old Common Stock (the “Old Certificates”) will be entitled to receive, upon surrender of such Old Certificates to the Corporation for cancellation, a certificate or certificates (the “New Certificates”, whether one or more) representing the number of whole shares (rounded up to the nearest whole share) of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. From and after the Third Reverse Split Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued. In lieu of any such fractional shares of New Common Stock, each stockholder with a fractional share will be entitled to receive, upon surrender of Old Certificates to the Corporation for cancellation, a New Certificate representing the number of shares such stockholder would otherwise be entitled to rounded up to the next whole share. If more than one Old Certificates shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Corporation determines that a holder of Old Certificates has not tendered all of his, her or its certificates for exchange, the Corporation shall carry forward any fractional shares until all certificates of that holder have been presented for exchange. The Old Certificates surrendered for exchange shall be properly endorsed and otherwise in proper form for transfer. From and after the Third Reverse Split Date, the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be an amount equal to the product of the number of issued and outstanding shares of New Common Stock and the $0.0001 par value of each such share.”

C. This Third Amendment to the Certificate has been duly approved and adopted by the stockholders of the Corporation entitled to vote thereon in accordance with the provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Third Amendment to the Certificate, to be signed by a duly authorized officer of the Corporation on this [●] day of [●], 2026.

ACTELIS NETWORKS, INC.

By:
Name:	Tuvia Barlev
Title:	Chief Executive Officer